Harbor Funds

Supplement to Prospectus dated March 1, 2023
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
HARBOR INTERNATIONAL FUND
October 20, 2023
Neil M. Ostrer has announced his plan to retire from Marathon Asset Management Limited, the subadvisor to Harbor Diversified International All Cap Fund and Harbor International Fund (each a “Fund” and collectively, the “Funds”), on or about April 5, 2024. Upon his retirement, Mr. Ostrer will no longer serve as a portfolio manager for the Europe regionally focused team with respect to the Funds. Charles Carter and Nick Longhurst will continue to serve as portfolio managers for the Europe regionally focused team with respect to the Funds.
Investors Should Retain This Supplement For Future Reference
S1023.P.HF